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                                                                    EXHIBIT 10.8

                              SUBLEASE AGREEMENT
                              ------------------


          THIS SUBLEASE AGREEMENT (the "Sublease") is made as of this 26th day of July 1999, between United Payors and United Providers, Inc., a Delaware corporation ("Sublessor"), and HealthExtras, LLC, a Delaware limited liability company ("Sublessee"), with reference to the following recitals of fact.


                               R E C I T A L S :
                               ---------------

          A. WHEREAS, Sublessor is the tenant under that certain Assignment of Lease and Second Amendment to Lease (the "Master Lease") dated as of April 4, 1997 by and between PRUBETA 2, as lessor (the "Lessor"), and Sublessor, as tenant, for the lease of that certain real and personal property, located at 2275 Research Boulevard, Rockville, Maryland 20850, more particularly described in said Master Lease (the "Subleased Premises"), including those certain premises (the "Additional Space") consisting of approximately 2,473 square feet of rentable area on the seventh (7th) floor of the building.

          B. WHEREAS, Sublessor has entered into an administrative services contract with Sublessee, which terms include the use of office space.

          C. WHEREAS, Sublessor desires to sublease to Sublessee, and Sublessee desires to sublease from Sublessor, the Additional Space on the terms and conditions set forth below.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                              A G R E E M E N T :
                              -----------------

          1.  Premises; Term.  Sublessor does hereby sublease to Sublessee the
              --------------
Additional Space, at the rental and upon the terms and conditions herein stated, for a term commencing on the date hereof and ending February 28, 2001.

          2.  Master Lease.  Sublessor hereby represents and warrants that the
              ------------
form of lease attached hereto as Exhibit A is a true and complete copy of the Master Lease and that there are no oral or written modifications or amendments thereto not attached hereto as part of Exhibit A. Sublessor further represents and warrants that there is no uncured default by Sublessor (or, to the best of Sublessor's knowledge, by Master Lessor) outstanding under the Master Lease and Sublessor is entitled to all the rights and benefits provided for in the Master Lease.
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          3.  Rent; Renewal.  Sublessee does hereby agree to pay to Sublessor
              -------------
rent for the Subleased Premises in the full amount and subject to all other terms and conditions as Sublessor is obligated to pay to the Lessor under the Master Lease.

          4.  Master Lease.  This Sublease is subject to all of the terms and
              ------------
provisions of the Master Lease and Sublessee agrees to be bound thereby. Except as otherwise provided herein, the terms and provisions of the Master Lease are hereby incorporated by reference, provided that wherever the words "Lessor" or "Landlord" (hereinafter referred to as "Lessor") appear in the Master Lease, the words shall be deemed to refer to Sublessor, and wherever the words "Lessee" or "New Tenant" (hereinafter, referred to as "Lessee") appear in the Master Lease, the words shall be deemed to refer to Sublessee. Except as otherwise provided herein, all of the rights and obligations contained in the Master Lease conferred and imposed upon the Lessee thereunder are hereby conferred and imposed upon Sublessee with respect to the Subleased Premises and all of the rights and remedies conferred upon the Lessor are hereby conferred upon Sublessor. Sublessee acknowledges receipt of a copy of the Master Lease in the form attached hereto as Exhibit A and agrees that during the term of this Sublease, Sublessee will not violate any of the terms and conditions of the Master Lease. In the event Sublessee receives notice of Sublessor's breach of the Master Lease, Sublessee shall have the right, but not the obligation, to cure such breach. Sublessee's right to cure shall include, without limitation, Sublessee's right to make any payment required under the Master Lease directly to the Master Lessor and to deduct such payment from Sublessee's obligation under this Sublease.

          5.  Quiet Enjoyment.  Upon Sublessee's faithfully performing the
              ---------------
terms, conditions and covenants hereof, Sublessee may quietly and peaceably enjoy the Subleased Premises during the term hereof.

          6.  Indemnification.  Sublessor agrees to indemnify, defend and save
              ---------------
Sublessee harmless from any and all liability, damage, expense, cause of action, suits, claims or judgments, including, without limitation reasonable attorneys' fees and expenses arising out of or relating to (i) Sublessor's breach of the Master Lease or occupation of the premises prior to the date hereof and (ii) arising out of or relating to Sublessor's breach of any provision contained in this Sublease. Sublessee agrees to indemnify Sublessee from any and all expenses associated with any damage to the Subleased Premises which is caused by the wilful action or gross negligence of any employee of Sublessee; provided, however, that the amount of any indemnification to be afforded by Sublessee under this Section 6 shall be limited to the amount of any deductible applicable under an insurance policy covering such damage.

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          7.  Notices.  All notices shall be given in writing by registered or
              -------
certified mail, postage prepaid, or by Federal Express or similar courier to the parties as follows:

          To Sublessor:

              United Payors & United Providers, Inc.
              2275 Research Boulevard
              Sixth Floor
              Rockville, Maryland 20850
              Attention:  Edward S. Civera, Co-Chief Executive Officer

          To Sublessee:

              HealthExtras, LLC
              2275 Research Boulevard
              Seventh Floor
              Rockville, Maryland 20850
              Attention:  David T. Blair, Chief Executive Officer

Notices shall be deemed given on the earlier of: (a) receipt, if delivered by Federal Express or other courier to the addressee or an officer of the addressee, or (b) forty-eight (48) hours following deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Any party may change the address to which such notices shall be given by written notice to the other party or provided herein.

          8.  Remedies Cumulative.  No remedy herein conferred upon or reserved
              -------------------
to Sublessor or to Sublessee is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder now or hereinafter existing at law or in equity or by statute.

          9.  Miscellaneous.  This Sublease shall not be modified, changed or
              -------------
altered in any respect except by a writing executed and delivered by the parties hereto. All covenants, agreements and conditions shall apply to and bind and inure to the benefit of the successors and/or assigns of Sublessor and Sublessee. As used herein, the singular includes the plural and one gender includes the other gender. The paragraph headings of this Sublease are inserted only for reference and in no way define, limit, or describe the scope or intent of this Sublease nor affect its terms or provisions.

          10. Attorneys' Fees.  If either party brings an action to enforce the
              ---------------
terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to recover their reasonable attorneys' fees and expenses.

          11. Amendment and Waiver.  This Sublease may be amended, modified,
              --------------------
supplemented or changed in whole or in part only by an agreement in writing making specific

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reference to this Sublease and executed by each of the parties hereto.
Compliance with any of the terms and conditions of this Sublease may be waived in whole or in part, but only by an agreement in writing making express reference to this Sublease and executed by the party that is entitled to the benefit thereof, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature except as stated expressly therein. All remedies stated in this Sublease shall be cumulative to every other remedy provided herein or at law or equity, except as expressly provided otherwise in this Sublease.

          12. Governing Law.  This Sublease and all questions relating to its
              -------------
validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Maryland.

          13. Counterparts.  This Sublease may be executed in counterparts,
              ------------
each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          14. Binding on Successors.  This Agreement shall be binding upon and
              ---------------------
inure to the benefit of Sublessee and Sublessor and their successors and permitted assigns.

          15. As modified hereby, the Lease continues in full force and effect.



          IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.


SUBLESSEE:                          SUBLESSOR:

HEALTHEXTRAS, LLC                   UNITED PAYORS & UNITED PROVIDERS, INC.


By: /s/ Michael P. Donovan          By: /s/ S. Joseph Bruno
    --------------------------          ----------------------------

Title: Chief Financial Officer      Title: Chief Financial Officer
       -----------------------             -------------------------
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